           [LOGO]

                                            800 SCUDDERS MILL ROAD
                                            PLAINSBORO, NEW JERSEY 08536
                                            (609) 282-4600

                                                                FEBRUARY 8, 1999

Dear Shareholder:

    The Annual Meeting of Shareholders is to be held at 2:00 p.m. (Eastern time), on Friday, March 26, 1999, at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

    At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class I Directors, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants. Shareholders will also consider a series of related proposals to amend the Fund's principal investment objective, investment policies and investment restrictions to allow the Fund to invest up to 35% of its total assets in Global Debt Securities. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that you vote in favor of each of the foregoing matters.

BRIAN M. SHERMAN                                  LAURENCE S. FREEDMAN
CHAIRMAN                                          PRESIDENT

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                       THE FIRST COMMONWEALTH FUND, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 26, 1999
                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Friday, March 26, 1999, at 2:00 p.m. (Eastern time) for the following purposes:

(1)         To elect four Directors to serve as Class I Directors for a three year term;
(2)         To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;
(3)         To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1999;
(4)(A)      To amend the Fund's investment policies to allow the Fund to invest up to 35%
            of its total assets in Global Debt Securities;
(4)(B)      To amend the Fund's principal investment objective and investment policies regarding investments in high grade fixed-income securities;
(4)(C)      To amend the Fund's investment policies to allow the Fund to invest up to 15%
            of its total assets in debt securities rated, or judged by the Investment
            Manager to be, below investment grade at the time of investment;
(4)(D)      To amend the Fund's investment policies to allow the Fund to invest in equity securities issued by certain U.S. registered investment companies; and
(4)(E)      To amend the Fund's investment policies and investment restrictions to allow the Fund to use derivatives.

    The Board of Directors has fixed the close of business on January 26, 1999 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof. The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

Plainsboro, New Jersey
February 8, 1999

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                                PROXY STATEMENT

                       THE FIRST COMMONWEALTH FUND, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 26, 1999
                             ---------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Commonwealth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Friday, March 26, 1999, at 2:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is February 12, 1999 or as soon as practicable thereafter.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted IN FAVOR of Proposals 1, 3, 4(A), 4(B), 4(C), 4(D) and 4(E) and proxies submitted by holders of the Fund's preferred stock will be voted IN FAVOR of Proposals 2, 3, 4(A), 4(B), 4(C), 4(D) and 4(E). Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

    The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                                                                 SOLICITATION OF
                                                                              SOLICITATION OF         VOTE
                                                                                   VOTE           OF PREFERRED
                                                                                 OF COMMON        STOCKHOLDERS
                                                                               STOCKHOLDERS       (SERIES W-7)
                                                                             -----------------  -----------------
PROPOSAL 1:
Election of Class I Directors..............................................         Yes                No

PROPOSAL 2:
Election of Preferred Directors............................................         No                 Yes

PROPOSAL 3:
Selection of Independent Public Accountants................................         Yes                Yes

PROPOSAL 4(A):
Amendments to the Fund's Investment Policies to Allow the Fund to Invest up
 to 35% of its Total Assets in Global
 Debt Securities...........................................................         Yes                Yes

                                                                                                 SOLICITATION OF
                                                                              SOLICITATION OF         VOTE
                                                                                   VOTE           OF PREFERRED
                                                                                 OF COMMON        STOCKHOLDERS
                                                                               STOCKHOLDERS       (SERIES W-7)
                                                                             -----------------  -----------------
PROPOSAL 4(B):
Amendments to the Fund's Principal Investment Objective and Investment
 Policies Regarding Investments in High Grade Fixed-Income Securities......         Yes                Yes

PROPOSAL 4(C)
Amendment to the Fund's Investment Policies to Allow the Fund to Invest up
 to 15% of its Total Assets in Debt Securities Rated, or Judged by the
 Investment Manager to be, Below Investment Grade at the Time of
 Investment................................................................         Yes                Yes

PROPOSAL 4(D):
Amendment to the Fund's Investment Policies to Allow the Fund to Invest in
 Equity Securities Issued by Certain U.S. Registered Investment
 Companies.................................................................         Yes                Yes

PROPOSAL 4(E):
Amendments to the Fund's Investment Policies and Investment Restrictions to
 Allow the Fund to Use Derivatives.........................................         Yes                Yes

    The Board of Directors has fixed the close of business on January 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 26, 1999, the Fund had outstanding 9,266,209 shares of common stock, par value $0.001 per share and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share. To the best knowledge of management of the Fund, as of the record date, no persons or group beneficially owned more than five percent of the outstanding shares of common or preferred stock of the Fund.

    The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1998, AND ANY MORE RECENT REPORTS, TO ANY FUND SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE CALL OR WRITE TO THE FUND'S ADMINISTRATOR, PRINCETON ADMINISTRATORS, L.P., AT 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536, TELEPHONE: 1-800-543-6217.

                   PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

    The Fund's Articles of Incorporation provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. David L. Elsum, Laurence S. Freedman, David Manor and E. Duff Scott, Directors who were elected to serve until the Meeting, have been nominated for a three year term to expire at the Annual Meeting of Shareholders to be held in 2002 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below under Class I for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------

   CLASS I (CURRENT DIRECTORS AND NOMINEES FOR A TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2002)

David Lindsay Elsum, A.M.++              Director, The First Australia Fund, Inc.          61         1992          --
9 May Grove                               (since 1985), The First Australia Prime
South Yarra, Victoria 3141                Income Fund, Inc. (since 1986) and
Australia                                 First Australia Prime Income Investment
                                          Company Limited (since 1986); Director,
                                          MaxiLink Limited; Chairman, Audit
                                          Victoria; Chairman, Melbourne Wholesale
                                          Fish Market Ltd.; Chairman, Queen
                                          Victoria Market; Chairman, Stodart
                                          Investment Pty. Ltd.; Director, First
                                          Resources Development Fund Limited;
                                          Director, Stateguard Friendly Society;
                                          Member, Corporations and Securities
                                          Panel of the Australian Securities and
                                          Investments Commission; Member, Federal
                                          Administrative Appeals Tribunal;
                                          Adviser, TASA International Executive
                                          Search; Chairman, Health Computing
                                          Services Limited (1990-1996); Director,
                                          IlTec Limited (1993-1996); President,
                                          State Superannuation Fund of Victoria
                                          (1986-1993).

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------
Laurence S. Freedman*                    President of the Fund (since 1992); Vice          55         1992          --
Level 3                                   President and Director (since 1985) and
190 George Street                         Chairman (since 1995), The First
Sydney, N.S.W. 2000                       Australia Fund, Inc.; Vice President
Australia                                 and Director (since 1986) and Chairman
                                          (since 1995), The First Australia Prime
                                          Income Fund, Inc.; Joint Managing
                                          Director, First Australia Prime Income
                                          Investment Company Limited (since
                                          1986); Founder and Joint Managing
                                          Director, EquitiLink Australia Limited
                                          (since 1981); Director, EquitiLink
                                          Limited (since 1986); Director,
                                          EquitiLink Holdings Limited (since
                                          1998); Director, EquitiLink
                                          International Management Limited (since
                                          1985); Chairman and Joint Managing
                                          Director, MaxiLink Limited (since
                                          1987); Chairman and Joint Managing
                                          Director, First Resources Development
                                          Fund Limited (since 1994); Managing
                                          Director, Link Enterprises
                                          (International) Pty. Limited
                                          (investment management company) (since
                                          1980); Director, Ten Group Pty. Limited
                                          (since 1994); Director, Ten Network
                                          Holdings Limited (since 1998).

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------
David Manor*                             Treasurer of the Fund; Director and               58         1992          --
P. O. Box 578                             Treasurer, The First Australia Prime
17 Bond Street                            Income Fund, Inc. (since 1988);
St. Helier, Jersey                        Treasurer, The First Australia Fund,
Channel Islands JE4 5XB                   Inc. and First Australia Prime Income
                                          Investment Company Limited; Executive
                                          Director, EquitiLink Australia Limited
                                          and EquitiLink Limited (1986-1998);
                                          Director, EquitiLink International
                                          Management Limited (since 1987).

E. Duff Scott+                           Director, First Australia Prime Income            62         1992          --
8 Sunnydene Circle                        Investment Company Limited (since
Toronto, Ontario M4N 3J6                  1989); President, Multibanc Financial
Canada                                    Corporation and Multibanc NT Financial
                                          Corporation (investment holding
                                          companies) (since 1990); Chairman,
                                          Peoples Jewelers Corporation (retail
                                          jeweler) (since 1993); Chairman, QLT
                                          Phototherapeutics (biopharmaceuticals)
                                          (since 1991); Chairman,
                                          Prudential-Bache Securities Canada
                                          (investment banking) (1988-1990);
                                          Chairman, The Toronto Stock Exchange
                                          (1987-1989).

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------
                              CLASS II (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2000)

Rt. Hon. Malcolm Fraser, A.C., C.H.+     Director, The First Australia Fund, Inc.          68         1992          --
44/55 Collins Street                      (since 1985), The First Australia Prime
Melbourne, Victoria 3000                  Income Fund, Inc. (since 1986) and
Australia                                 First Australia Prime Income Investment
                                          Company Limited (since 1986);
                                          International Consultant on Political,
                                          Economic and Strategic Affairs (since
                                          1983); InterAction Council for Former
                                          Heads of Government (since 1987,
                                          Chairman since 1997); Chairman, CARE
                                          Australia (since 1987); Consultant, The
                                          Prudential Insurance Company of
                                          America; Partner, Nareen Pastoral
                                          Company (agriculture) (until 1998);
                                          President, CARE International
                                          (1990-1995); Parliamentarian-Prime
                                          Minister of Australia (1975-1983).

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------
William J. Potter+++                     Director, The First Australia Fund, Inc.          50         1992          --
236 West 27(th) Street                    (since 1985), The First Australia Prime
New York, NY 10001                        Income Fund, Inc. (since 1986) and
                                          First Australia Prime Income Investment
                                          Company Limited (since 1986);
                                          President, Ridgewood Group
                                          International Ltd. (investment banking)
                                          (since 1989); Director, Ridgewood
                                          Capital Funding, Inc. (NASD); Director
                                          and Chairman of Finance, National
                                          Foreign Trade Association (USA);
                                          Director, Alexandria Bancorp (banking
                                          group in Cayman Islands); Director,
                                          Alexandria Bancorp Limited; Director,
                                          Canadian Health Foundation; Director,
                                          Columbus Mills Ltd.; Director, E.C.
                                          Power, Inc.; Director, Finanz
                                          Interlaken A.G. (Swiss); Director,
                                          Impulsora del Fondo Mexico; Director,
                                          International Panorama Resources Ltd.;
                                          Consultant, Trieste Futures Exchange,
                                          Inc.; Partner, Sphere Capital Partners
                                          (corporate consulting) (1989-1997);
                                          Managing Director, Prudential-Bache
                                          Securities Inc. (1984-1989); First Vice
                                          President, Barclays Bank, plc
                                          (1982-1984); previously, various
                                          positions with Toronto Dominion Bank.

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------
Peter D. Sacks++                         Director, The First Australia Fund, Inc.          53         1992          --
33 Yonge Street                           (since December 1998); Director, The
Suite 706                                 First Australia Prime Income Fund, Inc.
Toronto, Ontario M5E 1G4                  (since 1993); Director, First Australia
Canada                                    Prime Income Investment Company Limited
                                          (since December 1998); President and
                                          Director, Toron Capital Markets, Inc.
                                          (currency, interest rate and commodity
                                          risk management) (since 1988);
                                          Director, Toron Capital Management Ltd.
                                          (commodity trading adviser) (since
                                          1994); President and Director, Toron
                                          Asset Management Inc. (portfolio
                                          management) (since 1998); Director,
                                          First Horizons Holdings Limited.

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------
Brian M. Sherman*                        Vice President (since 1992) and Chairman          55         1992          --
Level 3                                   (since 1995) of the Fund; President and
190 George Street                         Director, The First Australia Fund,
Sydney, N.S.W. 2000                       Inc. (since 1985) and The First
Australia                                 Australia Prime Income Fund, Inc.
                                          (since 1986); Joint Managing Director
                                          (since 1986) and Chairman (since 1995),
                                          First Australia Prime Income Investment
                                          Company Limited; Chairman, EquitiLink
                                          Limited (since 1986); Chairman and
                                          Joint Managing Director, EquitiLink
                                          Australia Limited (since 1981);
                                          Chairman and Director, EquitiLink
                                          Holdings Limited (since 1998);
                                          Director, EquitiLink International
                                          Management Limited (since 1985); Joint
                                          Managing Director, MaxiLink Limited
                                          (since 1987); Joint Managing Director,
                                          First Resources Development Fund
                                          Limited (since 1994); Director, Ten
                                          Group Pty. Limited (since 1994);
                                          Director, Ten Network Holdings Limited
                                          (since 1998); Director, Sydney
                                          Organizing Committee for the Olympic
                                          Games.

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------
                              CLASS III (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2001)

Sir Roden Cutler, V.C., A.K., K.C.M.G.,  Chairman (1985-1995) and Director (since          82         1992          --
K.C.V.O., C.B.E., K.St.J.                 1985), The First Australia Fund, Inc.;
442 Edgecliff Road                        Chairman (1986-1995) and Director
Edgecliff, N.S.W. 2027                    (since 1986), The First Australia Prime
Australia                                 Income Fund, Inc. and First Australia
                                          Prime Income Investment Company
                                          Limited; Australia Director, Rothmans
                                          Holding Ltd. (formerly Rothmans Pall
                                          Mall) (tobacco) (1981-1994); Chairman,
                                          State Bank of New South Wales
                                          (1981-1986); Governor of New South
                                          Wales, Australia (1966-1981).

Michael Gleeson-White, A.O.*             Director, First Australia Prime Income            73         1992          --
9A Wellington Street                      Investment Company Limited (since
Woollahra, N.S.W. 2025                    1986); Director, MaxiLink Limited
Australia                                 (since 1987); Deputy Chairman, Art
                                          Gallery of New South Wales Foundation;
                                          Director, Cleveland Shopping Centre
                                          Pty. Ltd.; Consultant, EquitiLink
                                          Limited (1990-1996); Chairman, Bank of
                                          Singapore (Australia) Limited
                                          (1987-1990).

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                                                                                OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR       OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE      ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  -----------------

John T. Sheehy++                         Director, The First Australia Fund, Inc.          56         1992          --
2700 Garden Road                          (since 1985), The First Australia Prime
Suite G                                   Income Fund, Inc. (since 1986) and
Monterey, CA 93940                        First Australia Prime Income Investment
                                          Company Limited (since 1986); Managing
                                          Director, Black & Company
                                          (broker-dealer and investment bankers);
                                          Managing Director, The Value Group LLC
                                          (merchant banking) (since 1997);
                                          Director, Greater Pacific Food
                                          Holdings, Inc. (food industry
                                          investment company) (since 1993);
                                          Director, Video City, Inc. (video
                                          retail merchandising); Director, Sphere
                                          Capital Advisors (investment adviser);
                                          Partner, Sphere Capital Partners
                                          (corporate consulting) (since 1987);
                                          Director, Sandy Corporation (corporate
                                          consulting, communication and training)
                                          (1986-January 1996).

Warren C. Smith                          Director, First Australia Prime Income            43         1992          --
1002 Sherbrooke St. West                  Investment Company Limited (since
Suite 1600                                1993); Managing Editor, BCA
Montreal, Quebec H3A 3L6                  Publications Ltd. (financial
Canada                                    publications, including The Bank Credit
                                          Analyst) (since 1982).

------------------------

* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager or investment adviser. Messrs. Freedman, Sherman and Manor are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both. Mr. Gleeson-White was considered an interested director because of his affiliation with the Fund's investment adviser until August 12, 1998 when he sold his remaining interest in the direct parent of the investment adviser. See "Further Information Regarding Directors and Officers--Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager."

(FOOTNOTES CONTINUED ON NEXT PAGE)

+   Messrs. Fraser, Potter and Scott are members of the Audit Committee.

++   Messrs. Elsum, Potter, Sacks and Sheehy are members of the Contract Review
    Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. As of October 31, 1998, the Directors listed above as a group owned no shares of the Fund's common or preferred stock.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE ELECTION OF THE FOUR CLASS I NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

    The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30,000,000.

    Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. Dr. Anton E. Schrafl and Michael R. Horsburgh have been nominated to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") and to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 2000. Dr. Schrafl is currently a Preferred Director and Mr. Horsburgh is a Class I Director. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain biographical information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                                                SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                               OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                     OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR      OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE     ON 10/31/98 (1)
---------------------------------------  ----------------------------------------      ---      -----------  ---------------
Dr. Anton E. Schrafl                     Director, The First Australia Prime               66         1993         --
Talstrasse 83                             Income Fund, Inc. (since December
CH-8001 Zurich                            1998); Director, First Australia Prime
Switzerland                               Income Investment Company Limited;
                                          Deputy Chairman, "Holderbank"
                                          Financiere Glaris A.G. (mfg. cement and
                                          allied materials); Director,
                                          Organogenesis, Inc.

Michael R. Horsburgh                     Director, The First Australia Fund, Inc.          53         1994         --
21,22/FI Ssang Yong Tower                 (since 1985); Director, The First
23-2 Yuido-dong                           Australia Prime Income Fund, Inc.
Youngdungpo-gu,                           (since 1986); Executive Vice President,
Seoul 150-010, Korea                      Hannuri Securities & Investment (since
                                          October 1997); Director, The First
                                          Hungary Fund; Director and Managing
                                          Director, Carlson Investment
                                          Management, Inc. (1991-October 1997);
                                          Director and Chief Executive Officer,
                                          Horsburgh Carlson Investment
                                          Management, Inc. (1991-1996); Managing
                                          Director, Barclays de Zoete Wedd
                                          Investment Management (U.S.A.)
                                          (1990-1991); Special Associate
                                          Director, Bear, Stearns & Co. Inc.
                                          (1989-1990); Senior Managing Director,
                                          Bear, Stearns & Co. Inc. (1985-1989);
                                          General Partner, Bear, Stearns & Co.
                                          Inc. (1981-1985); previously, Limited
                                          Partner, Bear, Stearns & Co. Inc.

------------------------

(1) As of October 31, 1998, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF PREFERRED STOCK VOTE FOR THE ELECTION OF THE TWO NOMINEES AS PREFERRED DIRECTORS TO THE FUND'S BOARD OF DIRECTORS.

            PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1999. This appointment is subject to ratification or rejection by the shareholders of the Fund.

    Audit services performed by PricewaterhouseCoopers LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of PricewaterhouseCoopers LLP in the Fund.

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1999.

      PROPOSAL 4: AMENDMENT OF THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE,
                INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS

BOARD RECOMMENDATION

    At a meeting of the Board held on December 15, 1998, the Fund's Investment Manager and Investment Adviser (together, "EquitiLink") proposed that the Fund's principal investment objective, investment policies and investment restrictions be expanded to enable the Fund to invest up to 35% of its total assets in Global Debt Securities (the "Proposal"). The Proposal reflected the culmination of several months of internal evaluation at EquitiLink as to the Fund's future in a setting in which low inflation, declining interest rates and a moderate economic environment is expected to prevail in Australia, Canada, New Zealand and the United Kingdom, as well as in other Group of 7 (G7) markets (i.e., France, the United States, Germany, Japan and Italy). Although the Fund would continue to invest at least 65% of its total assets in securities denominated in the Australian Dollar, the Canadian Dollar, the New Zealand Dollar, the Pound Sterling or any successor currency (the "Commonwealth Currencies"), investment of a portion of the Fund's portfolio in Global Debt Securities is believed by EquitiLink to offer the opportunity to achieve greater diversification and scope for capital gains, as well as higher yields compared with interest rates prevailing in Australia, Canada, New Zealand and the United Kingdom. Related proposals, as discussed more completely below, would reduce the average quality of its portfolio to A or better and permit the Fund to invest a portion of its assets in below investment grade debt securities, to use derivatives to manage currency and interest rate risk, as well as replicate or substitute for physical securities, and to invest in the securities of other investment companies that themselves invest in Global Debt Securities. For purposes of this proxy statement, the term "Global Debt Securities" includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom. "Physical securities" means bonds, bills, cash and foreign exchange securities.

    AFTER DISCUSSION, BY THE UNANIMOUS VOTE OF THE INDEPENDENT DIRECTORS, AS WELL AS THE UNANIMOUS VOTE OF THE FULL BOARD, THE BOARD DETERMINED TO RECOMMEND TO THE FUND'S SHAREHOLDERS THAT THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS BE AMENDED IN ORDER TO ENABLE THE FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN GLOBAL DEBT SECURITIES.

RELATED ASPECTS OF THE PROPOSAL

    As part of the proposal, EquitiLink has proposed that the Fund modify its investment objective, which currently requires that at least 75% of the Fund's investments be rated high quality at the time of investment, or if unrated, judged by the Investment Manager to be of equivalent quality. The proposed modification would provide that the market value weighted average credit quality of the Fund's investments must be A or better at all times. See Proposal 4(B) below. Bonds rated AAA or AA are considered high quality. S&P defines an A rating as: "Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories." Moody's defines an A rating as: "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

    EquitiLink has also proposed that the Fund be permitted to invest up to 15% of its total assets in debt securities rated below investment grade at the time of investment, but not less than B- or if not rated, judged by the Investment Manager to be of comparable quality. See Proposal 4(C) below. In the event that any of the Fund's investments subsequently fall below B- the Fund will dispose of them in an orderly fashion. If the Proposal is approved, the Fund could invest in below investment grade debt securities across the entire portfolio, including securities denominated in Commonwealth Currencies. In the opinion of EquitiLink, this will give the Fund greater range to purchase higher yielding instruments available both within the Commonwealth countries as well as in other global markets. It will also facilitate investment in emerging markets where credit ratings are more likely to be lower than investment grade.

    EquitiLink has also proposed that the Fund be permitted to invest a portion of its assets in the equity securities of other investment companies that are registered under the 1940 Act and that are themselves invested primarily in fixed-income securities. This will permit the Fund to take advantage of the particular expertise of other funds that concentrate in a global debt sector. See Proposal 4(D) below. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% in the aggregate of the outstanding voting stock of any one investment company will be owned by the Fund. In addition, in the case of investments in closed-end funds registered under the 1940 Act, not more than 10% of the total outstanding voting stock of the closed-end fund will be owned by the Fund and any other fund having the same investment manager or adviser. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

    With respect to the portion of the portfolio not denominated in a Commonwealth Currency, EquitiLink has proposed that the Fund be permitted to use derivatives to manage both currency and interest rate risk and to replicate, or substitute for, physical securities in order to achieve transactional efficiencies. With respect to investments denominated in Commonwealth Currencies, derivatives could only be used to manage interest rate risk. See Proposal 4(E) below.

    Appendix A discusses the risks involved with investing in higher yielding securities, the risks involved in global investment, risks associated with derivatives, and its management of risk from derivatives and its management of credit risk, as well as EquitiLink's review of structural changes in the Commonwealth bond markets. Appendix B describes S&P and Moody's ratings systems.

    These related aspects of the Proposal require a vote of the shareholders separate from the vote allowing the Fund to invest a portion of its assets in Global Debt Securities. However, Proposal 4(A) cannot be fully or properly implemented if Proposals 4(B), 4(C), 4(D) and 4(E) are not also approved. As a result, unless all five parts of Proposal 4 are approved by shareholders, EquitiLink will not implement any portion of Proposal 4 which is approved by shareholders.

BOARD CONSIDERATIONS

    In considering whether to recommend to shareholders that the Fund's principal investment objective, investment policies and investment restrictions be amended to permit investment of up to 35% of the Fund's total assets in Global Debt Securities and, in that connection, to permit the Fund to invest a portion of its assets in below investment grade securities and reduce the average quality of its portfolio, as well as to use derivatives, the Board considered the risks involved.

    The Board took into account that investment in certain global debt markets, especially in emerging markets, may expose the Fund to greater interest rate risk, foreign exchange risk, credit risk, political and economic risk ("event risk") and liquidity risk, than is currently the case. These risks, as well as risks associated with less transparent accounting and auditing standards and less developed legal systems, can, the Board recognized, increase the likelihood that losses in net asset value may more than offset the positive effect of higher apparent yields in these markets. In addition, the Board noted that the Fund's total investment return may be expected to become more volatile, and that the Fund's $30 million outstanding Auction Market Preferred Stock could exacerbate this increased volatility.

    The Board took into account that no more than 35% of the Fund's total assets could be exposed to global debt markets, other than Australia, Canada, New Zealand and the United Kingdom, and that EquitiLink would seek to mitigate risk through an active management style operating within pre-set risk limits. It also considered the fact that investors who do not wish to assume the greater risk associated with global investments would be able to sell their holdings to investors who seek higher yields, while accepting the concomitant increase in risk.

    The Board noted that at the Fund's inception in 1992, interest rates in the Commonwealth Countries were then higher than interest rates prevailing in the United States but that in more recent years improving economic fundamentals in the Commonwealth Countries, including lower inflation budget deficit containment and lower unemployment rates, have served to narrow or eliminate the favorable spread over U.S.

bond rates. Expanding the Fund's investment policies to include investment in Global Debt Securities in markets with interest rates currently significantly higher than prevailing rates in the United States, and in lower quality bonds which generally offer higher yields, could provide a means of improving the Fund's return.

    The Board also noted that Equitilink indicated that, in light of the prevailing uncertainties in global markets, it proposes to implement the new strategy in two phases if it is approved by shareholders. Phase One would involve, upon shareholder approval, immediately investing up to 20% of the Fund's assets in Asian debt markets which EquitiLink believes currently represent the most attractive sector because the reward is believed to be commensurate with the risk. Phase One investments would be made through the selective sale of existing securities and the reinvestment of the proceeds of maturing securities. Phase Two could involve investment into global markets outside Asia and the four Commonwealth countries, as well as investment in other investment companies registered under the 1940 Act if believed justified by EquitiLink and the Board. EquitiLink has advised that it currently believes that Phase Two would be implemented most probably with the proceeds of a rights offering.

    The Fund's current principal investment objective is high current income by investing in high grade fixed-income securities denominated in the Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. However, permitting the Fund to invest up to 35% of its total assets in Global Debt Securities will require amendments to the Fund's principal investment objective, as well as certain investment policies and investment restrictions which require shareholder approval.

PROPOSAL 4(A): AMENDMENTS TO THE FUND'S INVESTMENT POLICIES TO ALLOW

THE FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN GLOBAL DEBT SECURITIES.

    The Board of Directors has approved, subject to approval by the shareholders, changes in certain of the Fund's investment policies which would allow the Fund to invest up to 35% of its total assets in Global Debt Securities.

    It is proposed that the portion of the Fund's investment policies which now reads:

    "Except in anticipation of dividend or other payments to be made in U.S. dollars, it is expected that normally all of the Fund's assets will be invested in a portfolio of debt securities denominated in the Commonwealth Currencies, namely, the Australian Dollar, the Canadian Dollar, the New Zealand Dollar and the Pound Sterling or any successor currency."

be amended to read as set forth below:

    "Except in anticipation of dividend or other payments to be made in U.S. dollars, it is expected that normally at least 65% of the Fund's total assets will be invested in a portfolio of debt securities denominated in the Commonwealth Currencies, namely, the Australian Dollar, the Canadian Dollar, the New Zealand Dollar and the Pound Sterling or any successor currency."

and that the following paragraph be added:

    "The Fund may invest the balance of its assets (1) in the securities of Developed Market and/or Emerging Market issuers, including securities issued by Developed Market or Emerging Market governmental entities, as well as by banks, companies and other entities which are located in Developed Market or Emerging Market countries, whether or not denominated in the currency of the

    Developed Market or Emerging Market country, and (2) in debt securities of other issuers, denominated in, or linked to, the currency of a Developed Market or Emerging Market country, including securities issued by supranational issuers, such as The World Bank, and derivative debt securities that replicate, or substitute for, the currency of a Developed Market or Emerging Market country. The maximum exposure to any one Developed Market country or currency is limited to 25% of the Fund's total assets. The maximum exposure to any Emerging Market country or currency is limited to 15% of the Fund's total assets."

    "Developed Markets" are those countries contained in the Salomon Smith Barney World Government Bond Index, excluding Australia, Canada, New Zealand and the United Kingdom (the "Commonwealth Countries"). "Emerging Markets" are those countries which are not Developed Markets or Commonwealth Countries.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN GLOBAL DEBT SECURITIES.

PROPOSAL 4(B): AMENDMENTS TO THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE AND

INVESTMENT POLICIES REGARDING INVESTMENTS IN HIGH GRADE FIXED-INCOME SECURITIES.

    The Board of Directors has approved, subject to the approval by the shareholders, a change in the principal investment objective of the Fund and a related change to the investment policies of the Fund. The Fund's principal investment objective is high current income by investing in high grade fixed-income securities denominated in the Commonwealth Currencies. Currently, the Fund pursues this objective by investing at least 75% of its assets in so-called high quality investments. To be considered high quality, an investment (or issuer of an investment) must be rated, at the time of investment, not less than Aa or Prime 2 by Moody's or AA or A-2 by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality.

    Primarily in order to be able to take advantage of higher interest rates prevailing in those global debt markets where securities are not rated high quality, the Board of Directors has approved, subject to the approval by the shareholders, the following pair of changes:

    It is proposed that the portion of the Fund's investment objectives which now reads:

    "The Fund's principal investment objective is to provide high current income by investing in high grade fixed-income securities denominated in the Commonwealth Currencies."

be amended to read as set forth below:

    "The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies."

    It is also proposed that the investment policy of the Fund which now reads:

    "At least 75% of the Fund's investments (or the issuers of those investments) will be rated, at the time of investment, high quality; that is, rated not less than Aa or Prime 2 by Moody's, or AA or A-2 by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality."

be amended to read as set forth below:

    "The market value weighted average of the Fund's investments (or the issuers of those investments) will be rated not less than A2 by Moody's, or A by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality."

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE AND INVESTMENT POLICIES REGARDING INVESTMENTS IN HIGH GRADE FIXED-INCOME SECURITIES DENOMINATED IN THE COMMONWEALTH CURRENCIES.

PROPOSAL 4(C): AMENDMENT TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE

FUND TO INVEST UP TO 15% OF ITS TOTAL ASSETS IN DEBT SECURITIES RATED, OR

JUDGED BY THE INVESTMENT MANAGER TO BE, BELOW INVESTMENT GRADE

AT THE TIME OF INVESTMENT.

    The Board of Directors has approved, subject to approval by the shareholders, additional changes in certain of the Fund's investment policies regarding the quality of the Fund's investments. In Proposal 4(B) above, the shareholders have been asked to approve a change to the Fund's investment policies which would allow the Fund to maintain a market value weighted average rating on its portfolio securities of not less than A2 by Moody's or A by S&P.

    It is proposed that, in addition to changes proposed above, the portion of the Fund's investment policies which now reads:

    "The remainder of the Fund's investments (or issuers of those investments) will be rated no less than A2 or A (or comparably rated) by those rating agencies or, if unrated, judged by the Investment Manager to be equivalent quality."

be amended to read as set forth below:

    "Up to 15% of the Fund's investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody's or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund's investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody's, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality."

    For information regarding the potential risks of investing in below investment grade securities, see "Risks Involved in Higher Yielding Investments" and "Management of Credit Risk" in Appendix A.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST UP TO 15% OF ITS TOTAL ASSETS IN DEBT SECURITIES RATED, OR JUDGED BY THE INVESTMENT MANAGER TO BE, BELOW INVESTMENT GRADE AT THE TIME OF INVESTMENT.

PROPOSAL 4(D): AMENDMENT TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE

FUND TO INVEST IN EQUITY SECURITIES ISSUED BY CERTAIN

U.S. REGISTERED INVESTMENT COMPANIES.

    The Board has also approved, subject to the approval of the shareholders, an amendment to the Fund's investment policies to allow the Fund to invest up to 10% of its assets in the equity securities of other investment companies that are registered under the 1940 Act and that are themselves invested primarily in fixed-income securities. This investment policy would permit the Fund to take advantage of the particular expertise of other funds that concentrate in a global debt sector.

    It is proposed that the investment policies of the Fund be amended by adding the following paragraph:

    "Subject to the limitations set forth in Section 12(d) of the Investment Company Act of 1940, the Fund may invest up to 10% of its total assets in equity securities issued by other investment companies whose securities are registered under the 1940 Act and whose investment objective is to invest primarily in fixed-income securities."

    As noted above, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST IN THE EQUITY SECURITIES ISSUED BY CERTAIN U.S. REGISTERED INVESTMENT COMPANIES.

PROPOSAL 4(E): AMENDMENTS TO THE FUND'S INVESTMENT POLICIES AND INVESTMENT

RESTRICTIONS TO ALLOW THE FUND TO USE DERIVATIVES.

    The Board has also approved a set of amendments to the Fund's investment policies and investment restrictions which are necessary to permit the Fund to use derivatives. This set of amendments also requires shareholder approval.

    If these amendments are approved, with respect to the portion of the portfolio not denominated in a Commonwealth Currency, the Fund will be permitted to use derivatives to manage both currency and interest rate risk and to replicate, or substitute for, physical securities in order to achieve transactional efficiencies. The types of derivatives which may be used with respect to this portion of the Fund's portfolio include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. Dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency.

    With respect to investments denominated in Commonwealth Currencies, derivatives could only be used to manage interest rate risk. The types of derivatives which may be used with respect to this portion of the Fund's portfolio include, without limitation, exchange-traded fixed income futures and options.

    It is proposed that the investment policies of the Fund be amended by adding the following paragraph:

    "The Fund may, with respect to the Global Debt Securities portion of its portfolio, use derivatives to manage currency and interest rate risk and as a substitute for, or to replicate, physical securities. The Fund may also use derivatives with respect to its investments denominated in Commonwealth Currencies to manage interest rate risk through investing in exchange traded interest rate derivatives."

    It is also proposed that the investment restriction which now states that the Fund may not:

    "Make short sales of securities or maintain a short position."

be amended to provide that the Fund may not:

    "Make short sales of securities or maintain a short position (OTHER THAN WITH RESPECT TO THE USE OF DERIVATIVES)."

It is further proposed that the investment restriction which now states that the Fund may not:

    "(i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interest therein, (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts) or (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell debt securities of companies that deal in oil, gas or other mineral exploration or development programs."

be amended to provide that the Fund may not:

    "(i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interest therein, (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts OR DERIVATIVES IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVES AND POLICIES) or (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell debt securities of companies that deal in oil, gas or other mineral exploration or development programs."

The added language is shown in italics for easy reference.

    If these amendments are approved, the Fund would be permitted to invest up to 80% of its total assets in derivatives positions. For information regarding the potential risks of investing in derivatives, see "Risks Associated with the Use of Derivatives" and "Management of Risk from Derivatives" in Appendix A.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE FUND'S INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS TO ALLOW THE FUND TO USE DERIVATIVES.

    In addition to the proposed amendments to the Fund's investment policies which require the approval of shareholders, the Fund's Board of Directors has approved certain changes in its investment policies which do not require the approval of shareholders. In order to give a complete statement of the Fund's investment objectives, investment policies and investment restrictions, Appendix C sets forth the entire text of the Fund's investment objectives, investment policies and investment restrictions as they will read upon amendment.

                                 OTHER MATTERS

    The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

              FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

    Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1998, its Reporting Persons complied with all applicable filing requirements.

    COMMITTEES AND BOARD OF DIRECTORS MEETINGS. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating or compensation committee.

    During the Fund's fiscal year ended October 31, 1998, the Board of Directors held four regularly scheduled meetings and four special meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of regularly scheduled meetings of the Board of Directors and all of the Committees of the Board on which he served. However, Dr. Schrafl missed two special meetings and Mr. Horsburgh missed four special meetings bringing their aggregate attendance at all board meetings below 75%.

    OFFICERS OF THE FUND. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exceptions of Mr. Sechos and Ms. Sananikone-Fletcher, all of whom have served the Fund since its inception, are as follows: Laurence S. Freedman (age 55), President; Brian M. Sherman (age
55), Sole Vice President; David Manor (age 58), Treasurer; Ouma Sananikone-Fletcher (age 40), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 37), Assistant Treasurer; Roy M. Randall (age 62), Secretary; Allan S. Mostoff (age 66), Assistant Secretary; and Margaret A. Bancroft (age 60), Assistant Secretary.

    The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Freedman, Sherman and Manor shown above in the table of nominees and Directors under "Proposal 1: Election of Class I Directors"; Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994), Chief Executive Officer, EquitiLink Australia Limited (since 1997), Director, EquitiLink Holdings Limited (since 1998) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since 1994) and Director, EquitiLink Holdings Limited (since
1998); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm) (since 1997) and Partner,

Freehill Hollingdale & Page (1981-1996); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

    RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 20, 1992 and an advisory agreement dated February 20, 1992.

    The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Level 2, 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is an indirect wholly owned subsidiary of EquitiLink Holdings Limited, an Australian corporation. The registered offices of the Investment Adviser and EquitiLink Holdings Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia.

    Messrs. Freedman and Sherman, each a Director of the Fund, serve as directors of the Investment Manager. Mr. Manor, a Director of the Fund, serves as the Managing Director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman and Sherman also serve as, respectively, Joint Managing Director, and Joint Managing Director and Chairman of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Holdings Limited, of which Mr. Manor is also a shareholder.

    On March 15, 1998, Mr. Gleeson-White sold 169,278 shares of EquitiLink Limited, the direct parent of the Investment Adviser, for 70 cents per share. On August 12, 1998, Mr. Gleeson-White sold his remaining 330,722 shares of EquitiLink Limited to the major shareholders of the corporation for 65 cents per share as part of the privatization of EquitiLink Limited. Until August 1997, Mr. Gleeson-White was also a shareholder of the Investment Manager.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1998. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                           FISCAL YEAR ENDED 10/31/98

                                                                                                            TOTAL
                                                                     PENSION OR                         COMPENSATION
                                                    AGGREGATE        RETIREMENT          ESTIMATED     FROM REGISTRANT
                                                  COMPENSATION    BENEFITS ACCRUED        ANNUAL          AND FUND
                                                      FROM           AS PART OF        BENEFITS UPON    COMPLEX PAID
NAME OF PERSON, POSITION                           REGISTRANT       FUND EXPENSES       RETIREMENT      TO DIRECTORS
------------------------------------------------  -------------  -------------------  ---------------  ---------------
Sir Roden Cutler................................    $  15,500               Nil                Nil      $   47,750(3)
David Lindsay Elsum.............................       16,000               Nil                Nil          48,250(3)
Laurence S. Freedman............................            0               Nil                Nil               0(3)
Rt. Hon. Malcolm Fraser.........................       17,500               Nil                Nil          60,250(3)
Michael Gleeson-White+..........................        2,758               Nil                Nil           2,758(1)
Michael R. Horsburgh............................       11,500               Nil                Nil          42,750(3)
David Manor.....................................            0               Nil                Nil               0(2)
William J. Potter...............................       17,000               Nil                Nil          60,250(3)
Peter D. Sacks..................................       15,000               Nil                Nil          37,750(2)
E. Duff Scott...................................       16,000               Nil                Nil          16,000(1)
John T. Sheehy..................................       15,500               Nil                Nil          58,750(3)
Brian M. Sherman................................            0               Nil                Nil               0(3)
Warren C. Smith.................................       15,500               Nil                Nil          15,500(1)
PREFERRED DIRECTORS:
Roger C. Maddock*...............................            0               Nil                Nil               0(3)
Dr. Anton E. Schrafl............................       12,500               Nil                Nil          12,500(1)

------------------------

+ Mr. Gleeson-White was considered an interested director because of his affiliation with the Fund's investment adviser until August 12, 1998 when he sold his remaining interest in the direct parent of the investment adviser. As a result, the amount shown is for the period August 13, 1998 through October 31, 1998 only.

*   Mr. Maddock resigned from the Board of Directors effective December, 1998.

                             ADDITIONAL INFORMATION

    EXPENSES. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $20,000 by the Fund and the Fund will reimburse SCC for its related expenses.

    SOLICITATION AND VOTING OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 12, 1999. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

    VOTE REQUIRED. The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of the election of Class I Directors of the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting. Approval of the proposed amendments to the Fund's principal investment objective, investment policies and investment restrictions to allow the Fund to invest up to 35% of its total assets in Global Debt Securities (Proposals 4(A), 4(B) 4(C), 4(D) and 4(E)) will each require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended, and as used in this Proxy Statement means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The outstanding voting securities of the Fund include both the common and preferred shares voting together as a single class. Abstentions and broker "non-votes" will have the effect of a "no" vote for these proposals.

    Ratification of the selection of the independent public accountants (Proposal 3) will require the affirmative vote of a majority of the votes of the common and preferred stock, voting together as a single class, validly cast at a meeting at which a quorum is present. Abstentions and broker "non-votes" will have no effect on the vote on this proposal since they are not considered votes cast.

    SHAREHOLDER PROPOSALS. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2000 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by October 15, 1999.

    Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2000 which they do not wish to be included in the Fund's proxy materials should sent written notice to the Secretary of the Fund of such proposals by December 29, 1999 in the form prescribed in the Fund's By-Laws.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

800 Scudders Mill Road
Plainsboro, New Jersey 08536
February 8, 1999

                                                                      APPENDIX A

    This Appendix A discusses risks involved in investing in below investment grade and high yield securities, risks involved in investing in Global Debt Securities and risks associated with the use of derivatives. It also contains EquitiLink's current views on managing credit risk and the risks associated with the use of derivatives and EquitiLink's review of structural changes in the Commonwealth bond markets. The derivatives exposure and counterparty limits described in the section concerning management of risk from derivatives represent EquitiLink's current policies, which may be amended in consultation with the Board of Directors.

                 RISKS INVOLVED IN HIGHER YIELDING INVESTMENTS

    Investments in below investment grade and high yield securities requires certain considerations not typically associated with investing in prime quality securities issued by Australian, Canadian, New Zealand and United Kingdom issuers. The following summarizes the main risks involved in investing in below investment grade and high yield securities relative to similar types of securities in Australia, Canada, New Zealand and the United Kingdom. In managing the Fund, EquitiLink will manage all risks in accordance with the stated investment guidelines.

    CREDIT RISK. Under the proposal, the Fund will be permitted to invest up to 15% of its total assets in securities rated below investment grade, i.e. securities that have been rated below BBB- by S&P or Baa3 by Moody's. Investments in these securities are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premia required by investors for taking the associated higher credit risk.

    Investment in debt securities exposes the Fund to credit risk (being the risk of default on interest and principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

    UNRATED SECURITIES. Under the proposal, the Fund will be permitted to invest in unrated debt securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

    BELOW INVESTMENT GRADE SECURITIES. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

    The achievement of the Fund's investment objective will be more dependent on EquitiLink's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

    Lower quality debt securities tend to be highly leveraged. Their issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, issuers may not have sufficient revenue to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

    Lower quality debt securities occasionally have call or buy-back features that would permit an issuer to call or repurchase the security from the holder. The Investment Manager anticipates that such securities could be sold only to a limited number of dealers or institutional investors as there may not be an established retail secondary market for many of these securities, or where there is a market, the securities may not be easily tradable.

    The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default.

    The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and economic developments.

    COUNTERPARTY RISK. The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. To manage this risk, the Investment Manager will only use counterparty institutions rated A- or better by recognized international ratings agencies.

    The counterparties for derivatives as proposed in the investment guidelines are as follows:

    - exchange traded derivatives--recognized derivatives exchanges such as the Sydney Futures Exchange; and

    - over-the-counter derivatives--financial institutions rated A- or better by a recognized international rating agency.

    LIQUIDITY RISK. The markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities.

    Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values. Market quotations on many securities may only by available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

    LEVERAGE RISK. The Fund has issued US$30 million of Auction Market Preferred Stock (the "AMPS") which is tantamount to borrowing this sum of money. The AMPS create an opportunity for the Fund's holders of common stock to experience greater capital appreciation and higher yields, while at the same time increasing exposure to capital risk.

                           MANAGEMENT OF CREDIT RISK

    At the upper end of the credit rating spectrum, recognized international ratings agencies such as S&P and Moody's provide extensive risk credit analysis for investors. However, in emerging markets, where issues are often unrated or at the lower end of the credit risk spectrum, EquitiLink believes that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment. The process of credit assessment is similar to that undertaken when considering an equity investment, rather than a debt purchase.

CREDIT ANALYSIS IS AKIN TO EQUITY INVESTING

    AT THE MACRO AND SECTORAL LEVEL. An equity strategist must determine if the stock market as a whole is cheap or expensive. An assessment of each individual sector must also be carried out. Similarly, a credit strategist must determine if the credit market as a whole is cheap or expensive. As with stocks, an assessment of each individual sector must also be carried out.

    AT THE SECURITY LEVEL. In stock investing, the analyst determines "fair value" for a stock price (discounting cash flows, price earnings ratios), then compares that to the market price of the stock. The analyst also assesses qualitative factors, such as management capability. The goal is for the stock to rise in price.

    In debt investing, the analyst determines the likelihood of default (by assessing debt to equity levels, interest coverage, profitability, etc.), then compares that to the market price offered for that issuer. As with stock investing, the analyst must also assess qualitative factors, such as management capability. The goal is to ensure that the issuer will remain in business for the life of the security (i.e., to make interest payments plus return of principal).

ANALYTICAL PROCESS

    As a starting point, a view on the economic and individual sector outlooks for each country is developed. This permits EquitiLink to take a view on the weighting it should give to investment in a particular country based on an analysis covering economic, political, foreign exchange and interest risk factors identified with a country and a region. Factors such as the likelihood of inflation, fiscal policies, the stability of a government and its willingness to repay its obligations or the likelihood of instituting exchange controls are taken into account as well as an assessment of the strength of a local currency. While this level of analysis allows EquitiLink to determine exposure to local currency and to sovereign debt, in the case of investing in debt instruments issued by a corporations in a country, a detailed assessment of the individual issuers in each market is undertaken. A summary of this process is set out below.

    SECTOR ALLOCATION. Consideration is given to the relevant sector and the current exposure to this sector. Fund managers develop views on sectors from the macro-economic research undertaken, and from periodic broker reports. They look at a range of factors including an industry's life cycle, shorter-term cyclical developments and expected changes in government policy that could affect the profitability.

COMPANY ANALYSIS

    QUANTITATIVE. Financial ratios and other data-related analysis provide a broad indication of the capacity of a company to remain in business. Areas researched include:

    - liquidity--to determine near-term solvency. While financial ratios vary across industries, two useful ratios in this category are the current ratio (current assets/current liabilities) and the quick ratio;

    - cashflow--to determine whether a company's operating cash flows are able to meet its investment and financing requirements;

    - leverage--to determine the amount of leverage and the capacity to finance the borrowings, two ratios are used: the debt-to-equity ratio and the interest coverage ratio;

    - credit structure--analysis of when a company's debt is maturing (and/or is redeemable by the holders), this amount, whether this is floating or fixed and the currency denomination, assists in determining the extent to which a company is exposed to a potential liquidity squeeze, as well as interest rate and foreign exchange fluctuations; and

    - profitability--ratios such as return-on-assets and return-on-equity provide a means of assessing management's operational ability to generate future earnings and the company's ability to earn an adequate return on shareholder equity. This provides an indication of whether the company will be able to raise capital in the future.

    QUALITATIVE. Fund managers perform qualitative research to gain a thorough understanding of a company's growth and profit potential, financial position, capital requirements, competitive position, management quality, ownership structure and critical success factors. Issues considered include the company's long-term strategy, the skills and experience of management, whether there have been any recent changes, as well as details of related parties or substantial shareholders.

    Other forms of qualitative research include:

    - a review of the company's share price over time;

    - consideration of the terms of the debt, including right to recourse and whether the debt is secured with assets; and

    - comparison of the price of the security with similar issues, taking into account credit ratings, maturity, country, industry and business and financial risks.

    EXTERNAL CREDIT ASSESSMENT. External credit assessment involves a review of rating agency (S&P and Moody's) reports and recent broker reports on the company. Fund managers will often contact the analysts who performed the research for these reports to probe further into certain issues.

    Once a company has been fully assessed, Fund managers determine whether the return on a security is adequate to compensate for the risks of investment.

                      RISKS INVOLVED IN GLOBAL INVESTMENT

    Investments in Global Debt Securities require consideration of some of the same risks that are inherent in investments in securities denominated in the Commonwealth Currencies. However, when the investments are in Emerging Market debt securities, these risks are heightened. The following summarizes the main risks of investing in Global Debt Securities. As is the case for investments in higher yielding securities, in managing the Fund, EquitiLink will manage all risks in accordance with the stated investment guidelines.

    INTEREST RATE RISK. Changes in the level of interest rates, in the relevant markets in which the Fund invests will affect the market price of its portfolio securities and the net asset value of the Fund at any given time. These changes are usually more substantial in Emerging Market countries where large interest rate changes are not uncommon. The level of interest rate risk will vary from country to country depending on political and economic factors and monetary policy.

    FOREIGN EXCHANGE RISK. Securities denominated in the currencies of a Developed or Emerging Market country are subject to fluctuation in value due to changes in the value of the currency against the U.S. dollar. Fluctuations in the value of a Developed or Emerging Market currency compared to the U.S. dollar will give rise to a gain or loss to the Fund. Income received from securities denominated in Developed or Emerging Market currencies is also translated into and distributed in U.S. dollars, so that a decline in the value of a Developed or Emerging Market currency will result in a decline in income to the Fund.

    Investments made in the local currencies of an Emerging Market country may not be freely convertible into other currencies. Exchange rate fluctuations and local currency devaluation could have a material effect on the value of these securities.

    Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. EquitiLink expects to hedge foreign currency risks in accordance with its views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions. See "Management of Derivatives" below.

    POLITICAL AND ECONOMIC RISK. Securities of Emerging Market issuers involve different, and sometimes greater, risks than securities of issuers in Developed Markets and the Commonwealth Countries. Emerging Market economies are considered to be more politically volatile than the traditional Western style democracies. Investments in securities of issuers in Emerging Market countries involve political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

    With their strong reliance on international trade, the Emerging Market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

    TAX RISK. Income earned on investments in foreign countries may be subject to applicable withholding taxes and other taxes imposed by the governments of such countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

    LEGAL AND ACCOUNTING RISK. The legal systems in many Emerging Market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

    Debt securities issued by governments in Emerging Markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

    Accounting and auditing standards applied in certain Emerging Market countries frequently do not conform with the accepted international standards used in the Commonwealth Countries and the U.S. In some cases accounting policies, for example the use of the constant purchasing power method, can have a distortive effect. Also, substantially less financial information is generally publicly available about issuers in Emerging Market countries and, where available, may not be independently verifiable.

                  RISKS ASSOCIATED WITH THE USE OF DERIVATIVES

    Gains and losses on "derivatives" transactions depend on EquitiLink's ability to predict correctly the direction on interest rates, securities prices, currency exchange rates, or other factors. Risks in the use of these derivatives include:

    - imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged (basis risk);

    - the possible absence of a liquid secondary market for any particular derivative at any time (liquidity risk);

    - the potential loss if the counterparty to the transaction does not perform as promised (counterparty risk); and

    - the possible need to defer closing out certain positions to avoid adverse tax consequences as well as the possibility that derivative transactions may result in deferral of losses or a change in the character of gain realized (tax risk).

                      MANAGEMENT OF RISK FROM DERIVATIVES

    In expanding the Fund's investment parameters, it will be necessary for the Investment Manager to be able to use interest rate and currency derivative securities.

    The types of derivative activity anticipated under the new mandate include:

    - The ability to adjust country and currency exposures in line with EquitiLink's investment strategy. Adjustment would take place when considered prudent.

    - The scope to adjust duration and yield curve positions synthetically.

    - Substitution/replication for physical securities to provide flexibility in managing capital gains or losses on the Fund's underlying securities, and to minimize transaction costs and achieve transactional efficiency.

    GLOBAL DERIVATIVES. The use of derivative securities is a necessary prerequisite to the expansion of the Fund's investment parameters into Global Debt Securities.

    There are two broad areas for which derivatives are required for investing in Global Debt Securities:

    1.  USE OF DERIVATIVES FOR ADJUSTING EXPOSURES (ADJUSTMENT/OVERLAY)

    - Currency adjustment (overlays)--By directly investing into Developed or Emerging Markets, the Fund will take on exposure to the currencies of the countries in which it holds securities. If investing globally, the Investment Manager will need to be able to adequately manage this currency risk when the perceived outlook for a particular currency is for depreciation against other currencies. The most effective way of doing this is through the use of currency forwards (and occasionally options), which provide an efficient means of implementing currency overlay strategies.

    - Interest rate adjustment--Investment in securities denominated in Developed Market or Emerging Market currencies necessarily means taking on interest rate risk. This risk, particularly in respect of the Developed Markets, can often best be managed through the use of interest rate derivatives in those respective countries. Investment in "Yankee bonds" involves exposure to both fluctuations in U.S. interest rates and the credit standing of a particular issuer. There may be times when EquitiLink wishes to reduce the U.S. interest rate exposure embedded in Yankee bonds. This can be done by selling U.S. Treasury Note or Bond futures.

    2.  DERIVATIVES AS A SUBSTITUTE FOR PHYSICAL SECURITIES
(REPLICATION/SUBSTITUTION). Investment in global fixed-income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Investment Manager may be able to implement decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars.

    In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. This is due to the fact that the investor assumes the lower counterparty risk of the issuer of the derivatives (for example, an international bank rated A- or better), rather than that of a (local currency) domestic issuer. In certain circumstances, due to lack of available paper or government regulations, the only means of gaining exposure to a particular country or countries is through derivatives.

    AUSTRALIAN, CANADIAN AND UNITED KINGDOM DERIVATIVES. When the Fund was launched in February 1992, Australian, Canadian and United Kingdom derivatives markets were still in their infancy and the use of derivatives as a management tool was not widespread. As a result, the Fund's investment parameters did not permit derivatives to be used in managing the portfolio.

    With the emergence of efficient domestic interest rate derivatives markets in the relevant Commonwealth Countries, it would now be more advantageous for the Fund to be permitted to hold cash-backed interest rate derivatives. The use of derivatives for the Fund would allow the Investment Manager to modify interest rate risk, with the benefit of low transaction costs. Importantly, the use of derivatives would also enable the Investment Manager to adjust the Fund's duration or its positioning along the yield curve without the need to sell physical securities. This would be an advantage at times when the sale of physical securities may have an adverse impact on distributions, for example, where it would result in the realization of sizable capital gains or losses, or the sale of high coupon securities.

    The Investment Manager proposes that only the use of exchange-traded (as opposed to over-the-counter) interest rate derivatives be allowed in the Australian, Canadian and United Kingdom component of the Fund. The Investment Manager will not use derivatives where they would contravene the guidelines set by the rating agencies for AMPS issues.

    The Investment Manager does not propose to use currency derivatives to hedge Australian dollar, Canadian dollar or Pound Sterling currency risk associated with investments by the Fund in these markets. The Investment Manager believes that using currency derivatives for this purpose would alter the fundamental charter of the Fund, namely that investors assume exposure primarily to the Commonwealth Currencies as part of their investment in the Fund. However, where the outlook for a particular Commonwealth Currency is considered by the Investment Manager to be better than an alternate currency that the Fund can invest in, the Fund would have the scope to use derivatives to hedge that currency into a Commonwealth Currency or into the U.S. dollar.

    Derivatives will not be used to magnify risk (versus physical investing) or to expose the Fund to a large contingent liability.

    DERIVATIVES EXPOSURES AND COUNTERPARTY LIMITS. In general, derivatives will not be utilized to leverage the Fund. All futures and forwards are to be measured on a notional exposure basis and, therefore, they will be deemed to be cash-backed.

    OVER-THE-COUNTER DERIVATIVES. When dealing in over-the-counter derivatives, all bank counterparties must have a credit rating of at least A-. Only up to 5% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes and a maximum of 2.5% of total assets may be at risk to any single counterparty in currency forwards which can be settled only in U.S. dollars.

    EXCHANGE-TRADED DERIVATIVES. A maximum of 40% of total assets may be at risk in exchange-traded derivatives. For Australian, Canadian and United Kingdom derivatives, the maximum gross exposure (long positions + short positions) will be 25% of total assets and the maximum net exposure (long positions-- short positions) will be 20% of total assets. A maximum of 35% of total assets may be at risk in derivatives traded on the Chicago Board of Trade. A maximum of 7% of total assets may be at risk in derivatives traded on any one other futures exchange.

              STRUCTURAL CHANGES IN THE COMMONWEALTH BOND MARKETS

    The Investment Manager believes that Commonwealth bond yields are likely to remain low by historical standards and that the differential between Commonwealth and US bond yields will remain narrow for some time. The implications for this are twofold: first, while the fundamentals remain positive for Commonwealth bonds, further significant capital gains are unlikely; and second, there is likely to be less yield enhancement out of the Commonwealth bond markets than has been seen in the past.

CONSUMER PRICE INFLATION (YEAR AVERAGE)

                                                                          YEAR TO 9/98
                                                                             LATEST
                                                     1991       1995        AVAILABLE
AUSTRALIA                                               3.2%       5.0%          1.3%
CANADA                                                  5.6%       1.8%          0.7%
NEW ZEALAND                                             2.6%       2.9%          1.7%
UNITED KINGDOM                                          5.9%       3.5%          3.2%

    Inflation rates in the key Commonwealth countries have fallen dramatically over the past 20 years. An important factor underpinning this development has been the greater global focus by Governments and Central Banks on inflation containment, particularly via the adoption of specific inflation targets or ranges. Structural reforms have also played a key role, with an increased use of technology and more flexible wage systems resulting in a more productive labor force and a containment of costs. Further, this has all occurred within an increasingly competitive global pricing environment. These developments are also expected to ensure that inflation remains well contained for some considerable time.

MONETARY POLICY (DOMESTIC CASH RATES)

                                                                         CURRENT
                                                  1991       1995        (12/98)
AUSTRALIA                                          12.00%      7.50%        4.75%
CANADA                                             11.00%      5.50%        4.95%
NEW ZEALAND                                        12.30%      9.00%        3.38%
UNITED KINGDOM                                     14.00%      6.50%        6.00%

    A more intense focus on inflation by global central banks kept real cash rates higher over the early and mid 1990s. Signs that a new low inflation environment has become entrenched has seen Commonwealth cash rates fall sharply over the latter part of the decade as they have become a more flexible tool of policy. Widespread emphasis on fiscal reform across Commonwealth markets has also relieved some pressure from monetary policy.

10 YEAR BOND YIELDS

                                                                         CURRENT
                                                  1991       1995        (12/98)
AUSTRALIA                                          12.05%      8.22%        5.02%
CANADA                                             10.30%      7.08%        4.91%
NEW ZEALAND                                        12.26%      7.23%        5.47%
UNITED KINGDOM                                      6.00%      7.42%        4.36%

    Given the rapid price growth of the 1980s and early 1990s, inflationary expectations--and hence longer term bond yields--took some time to adjust to the lower inflation regime. Ten year Commonwealth bond yields are now, however, close to or below 5%, factoring in the belief that inflation will remain well contained in the medium term. This lower inflation outlook provides a solid valuation anchor for Commonwealth bonds. In addition, the process of fiscal reform has reduced the call of Commonwealth Governments on their respective bond markets, reducing supply and, as a result, bond yields.

                                                                      APPENDIX B

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Unrated: When no rating has been assigned or when no rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemptions; or for other reasons.

    Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

    AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

    A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

    CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to pay interest and repay principal.

    Plus (+) or Minus (-) The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                                                      APPENDIX C

                     NEW INVESTMENT OBJECTIVES AND POLICIES

    If Proposals 4(A), 4(B), 4(C), 4(D), and 4(E) are approved by shareholders, the Fund's investment objectives, investment policies and investment restrictions would read in their entirety as follows:

                       INVESTMENT OBJECTIVES AND POLICIES

    The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund's investment objectives, the Fund's policies with respect to the credit quality of its assets set forth below and the limitations set forth below in "Investment Restrictions" are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

    The Investment Manager will select fixed-income securities which, in the Investment Manager's judgment, will achieve the Fund's investment objectives. With respect to investments denominated in the currencies of Australia, New Zealand and Asian countries, the Investment Manager will base such selections primarily upon the recommendation of the Investment Adviser. In recommending and selecting investments for the Fund, the Investment Manager's and Investment Adviser's personnel will draw on their substantial experience in managing portfolios with investments in debt securities traded in Australia, Canada, New Zealand and the United Kingdom and on their relationships with such entities as CBIC Wood Gundy Inc.

PORTFOLIO STRUCTURE

    Except in anticipation of dividend or other payments to be made in U.S. dollars, it is expected that normally at least 65% of the Fund's total assets will be invested in a portfolio of debt securities denominated in the Commonwealth Currencies, namely, the Australian Dollar, the Canadian Dollar, the New Zealand Dollar and the Pound Sterling or any successor currency. The Fund will, under normal circumstances, invest in debt securities denominated in at least three of these currencies and will not hold more than 50% of its assets in any one Commonwealth Currency.

    The Fund may invest the balance of its assets (1) in the securities of Developed Market and/or Emerging Market issuers, including securities issued by Developed Market or Emerging Market governmental entities, as well as by banks, companies and other entities which are located in Developed Market or Emerging Market countries, whether or not denominated in the currency of the Developed Market or Emerging Market country, and (2) in debt securities of other issuers, denominated in, or linked to, the currency of a Developed Market or Emerging Market country, including securities issued by supranational issuers, such as The World Bank, and derivative debt securities that replicate, or substitute for, the currency of a Developed Market or Emerging Market country. The maximum exposure to any one Developed Market country or currency is limited to 25% of the Fund's total assets. The maximum exposure to any Emerging Market country or currency is limited to 15% of the Fund's total assets.

    The Fund may, with respect to the Global Debt Securities portion of its portfolio, use derivatives to manage currency and interest rate risk and as a substitute for, or to replicate, physical securities. The Fund may also use derivatives with respect to its investments denominated in Commonwealth Currencies to manage interest rate risk through investing in exchange traded interest rate derivatives.

    Subject to the limitations set forth in Section 12(d) of the Investment Company Act of 1940, the Fund may invest up to 10% of its total assets in equity securities issued by other investment companies whose securities are registered under the 1940 Act and whose investment objective is to invest primarily in fixed-income securities.

    The market value weighted average of the Fund's investments (or the issuers of those investments) will be rated not less than A2 by Moody's, or A by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 15% of the Fund's investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody's or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund's investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody's, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality.

    The Fund will not concentrate investments in any one industry except that the Fund will concentrate, under normal market conditions, more than 25% of its assets in debt securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand the United Kingdom taken as a group (and their instrumentalities and agencies, including government-owned entities).

    The Fund believes it is appropriate to treat all of the governments of the four countries as a separate industry or group of related industries because of the commonality of economic and political characteristics and risk levels among the four Commonwealth countries, including similar constitutional, legal and financial systems.

    During periods when, in the Investment Manager's judgment, changes in the markets of Australia, Canada, New Zealand, or the United Kingdom or other economic conditions warrant, or to meet liquidity or distribution requirements, the Fund may invest without limit in U.S. Government securities and short-term debt obligations of U.S. banks and corporations rated not less than Aa or Prime 2 by Moody's or AA or A-2 by S&P for temporary defensive purposes. Although P-2 and A-2 ratings denote issuers with a strong (Moody's) or satisfactory (S&P) ability to repay short-term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies of the Fund, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

    The Fund may not:

    1. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and except that the Fund may engage in transactions in options on foreign currencies and forward contracts and post margin in connection therewith consistent with its investment policies.

    2. Make short sales of securities or maintain a short position (other than with respect to the use of derivatives).

    3. Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by these investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred shares pursuant to its Articles.

    4. Borrow money, or pledge, hypothecate, mortgage or otherwise encumber its assets, except that the Fund may borrow for temporary or emergency purposes, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For the purposes of this restriction, collateral arrangements with respect to transactions in options on foreign currencies and forward contracts are not deemed a pledge of assets or the issuance of a senior security.

    5. Purchase any security (except as provided below) if as a result more than 25% of the total value of its assets would then be invested in securities of issuers in a particular industry, except that the Fund will, under normal circumstances, invest more than 25% of its assets in securities issued or guaranteed by the governments, territories, provinces or states of Australia, Canada, New Zealand and the United Kingdom (and their instrumentalities and agencies, including government-owned entities) or repurchase agreements with respect thereto. This restriction does not apply to securities issued or guaranteed by the U. S. Government or its agencies and instrumentalities (or repurchase agreements with respect thereto).

    6. Make loans except through the purchase of debt obligations and the entering into of repurchase and securities lending agreements in accordance with the Fund's investment objectives and policies.

    7. Act as an underwriter of other issuer's securities (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

    8. (i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts or derivatives in accordance with the Fund's investment objectives and policies) or (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell debt securities of companies that deal in oil, gas or other mineral exploration or development programs.

PROXY                THE FIRST COMMONWEALTH FUND, INC.                  PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Annual Meeting of Shareholders -- March 26, 1999

The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at One Seaport Plaza, New York, New York on March 26, 1999 at 2:00 p.m., New York City time, and at any adjournment or postponement thereof.

-------------------------------------------------------------------------------
                  PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                  RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       -------------------------------------

-----------------------------------       -------------------------------------

-----------------------------------       -------------------------------------

PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------------------------------------
                  THE FIRST COMMONWEALTH FUND, INC.
---------------------------------------------------------------------------

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1),(3),4(A),4(B),4(C),4(D) AND 4(E).

Mark box at right if an address change or comment has been noted on the reverse side of this card / /



                                                       -----------------------
       Please be sure to sign and date this Proxy.     Date
------------------------------------------------------------------------------



_______Shareholder sign here ________________  Co-owner sign here ____________



(1). The elction of four Directors to serve as Class I Directors for a three-year term:
                                        For All     With-     For All
                 DAVID L. ELSUM         Nominees    hold       Except
              LAURENCE S. FREEDMAN
                  DAVID MANOR            /  /       /  /        /  /
                 E. DUFF SCOTT

      NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

                                                   For     Against     Abstain
(3).  Ratification of the selection of
      PricewaterhouseCoopers LLP as independent
      public accountants.                          /  /      /  /        /  /

4(A). Approval of amendments to the Fund's
      investment policies to allow the Fund
      to invest up to 35% of its total assets
      in Global Debt Securities.                   /  /      /  /        /  /

4(B). Approval of amendments to the Fund's
      principal investment objective and
      investment policies regarding investments
      in high grade-fixed-income securities.       /  /      /  /        /  /

4(C). Approval of an amendment to the Fund's
      investment policies to allow the Fund to
      invest up to 15% of its total assets in
      debt securities rated, or judged by the
      Investment Manager to be, below investment
      grade at the time of investment.             /  /      /  /        /  /

4(D). Approval of an amendment to the Fund's
      investment policies to allow the Fund
      to invest in equity securities issued by
      certain U.S. registered investment
      companies.                                   /  /      /  /        /  /

4(E). Approval of amendments to the Fund's
      investment policies and investment
      restrictions to allow the Fund to use
      derivatives.                                 /  /      /  /        /  /

      The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

      RECORD DATE SHARES:

PROXY                THE FIRST COMMONWEALTH FUND, INC.                  PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Annual Meeting of Shareholders -- March 26, 1999

The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series W-7, of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at One Seaport Plaza, New York, New York on March 26, 1999 at 2:00 p.m., New York City time, and at any adjournment or postponement thereof.

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                  PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                  RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       -------------------------------------

-----------------------------------       -------------------------------------

-----------------------------------       -------------------------------------

PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------------------------------------
                  THE FIRST COMMONWEALTH FUND, INC.
---------------------------------------------------------------------------

                    AUCTION MARKET PREFERRED STOCK
                             SERIES W-7

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (2),(3),4(A),4(B),4(C),4(D) AND 4(E).

Mark box at right if an address change or comment has been noted on the reverse sie of this card / /



                                                       -----------------------
       Please be sure to sign and date this Proxy.     Date
------------------------------------------------------------------------------



_______Shareholder sign here ________________  Co-owner sign here ____________



(2). The elction of two Directors to represent the interest of Preferred Stock for the ensuing year.
      Nominees:                         For All     With-     For All
                                        Nominees    hold       Except
              MICHAEL R. HORSBURGH
              DR. ANTON E. SCHRAFL       /  /       /  /        /  /


      INSTRUCTION TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE IN THE LIST ABOVE.

                                                   For     Against     Abstain
(3).  Ratification of the selection of
      PricewaterhouseCoopers LLP as independent
      public accountants.                          /  /      /  /        /  /

4(A). Approval of amendments to the Fund's
      investment policies to allow the Fund
      to invest up to 35% of its total assets
      in Global Debt Securities.                   /  /      /  /        /  /

4(B). Approval of amendments to the Fund's
      principal investment objective and
      investment policies regarding investments
      in high grade-fixed-income securities.       /  /      /  /        /  /

4(C). Approval of an amendment to the Fund's
      investment policies to allow the Fund to
      invest up to 15% of its total assets in
      debt securities rated, or judged by the
      Investment Manager to be, below investment
      grade at the time of investment.             /  /      /  /        /  /

4(D). Approval of an amendment to the Fund's
      investment policies to allow the Fund
      to invest in equity securities issued by
      certain U.S. registered investment
      companies.                                   /  /      /  /        /  /

4(E). Approval of amendments to the Fund's
      investment policies and investment
      restrictions to allow the Fund to use
      derivatives.                                 /  /      /  /        /  /

      The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

      RECORD DATE SHARES: